Exhibit 99.1

Spirit Realty Capital Announces Completion of Spin-Off of SMTA REIT

DALLAS, Texas, June 1, 2018 — Spirit Realty Capital, Inc. (NYSE: SRC) (“Spirit” or the “Company”) announced today that the previously announced spin-off of Spirit MTA REIT has been completed. Shares of Spirit MTA REIT will begin regular trading today on the New York Stock Exchange under the ticker “SMTA”. SRC common stockholders of record on May 18, 2018 received one share of SMTA common stock for every 10 shares of SRC common stock.

“We are very pleased to have completed this important transaction that we believe will benefit all Spirit shareholders. I would like to thank the entire team at Spirit, especially our accounting and legal staff and our Board of Directors, for their hard work and dedication over the past year,” stated Jackson Hsieh, President and Chief Executive Officer of Spirit. “Spirit now has one of the strongest and most diversified single-tenant portfolios in its sector. With our enhanced operational platform and sector-leading, low levered balance sheet, we are positioned for consistent long term growth.”

As a result of the spin-off, Spirit MTA REIT is now a separate and independent publicly traded real estate investment trust. Spirit MTA REIT owns, directly and indirectly, the assets that collateralize Master Trust 2014 (previously part of Spirit’s asset-backed securitization program), all the properties leased by Shopko Retail Shops Holding Corp. and certain of its affiliates, as well as certain other assets. Spirit will continue to provide asset and property management services to Spirit MTA REIT.

“SMTA offers investors a differentiated opportunity to invest in a preeminent net-lease master trust portfolio, with a highly focused strategy to monetize non-core assets, optimize and grow the value of the master trust and maximize cash flow distributions to stockholders. SMTA will also benefit from an experienced, aligned asset and property manager in Spirit, and our experienced independent board of directors,” stated Ricardo Rodriguez, Interim Chief Executive Officer, Chief Financial Officer and Treasurer of Spirit MTA REIT.

ABOUT SPIRIT REALTY

Spirit Realty Capital, Inc. (NYSE: SRC) is a premier net-lease real estate investment trust that primarily invests in high-quality, operationally essential real estate, subject to long-term, net leases. Over the past decade, Spirit has become an industry leader and owner of income-producing, strategically located retail, industrial, office and data center properties.

As of March 31, 2018, our diversified portfolio was comprised of 2,446 properties, including properties securing mortgage loans made by the Company. Our properties, with an aggregate gross leasable area of approximately 48.3 million square feet, are leased to approximately 417 tenants across 49 states and 32 industries.

About SMTA REIT

Spirit MTA REIT (NYSE: SMTA) is a net-lease real estate investment trust (REIT) headquartered in Dallas, Texas. SMTA owns one of the largest, most diversified and seasoned commercial real estate backed master funding vehicles. Our strategy relies on the disposition of non-core properties, disciplined acquisitions, proactive portfolio management and return of capital to shareholders. SMTA is managed by Spirit Realty Capital, Inc. (NYSE: SRC), one of the largest publicly traded triple net-lease REITs.

SPIRIT REALTY Forward-looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in Spirit’s most recent filings with the SEC, including its Annual Report on Form 10-K, and in Spirit MTA REIT’s registration statement on Form 10, as amended. Spirit and Spirit MTA REIT expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SMTA REIT Forward-looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, SMTA REIT’s ability to realize its asset disposition plan by selling down assets leased to Shopko; SMTA REIT’s significant leverage, which may expose it to the risk of default under its debt obligations; risks associated with using debt to fund SMTA REIT’s business activities (including its ability to use Master Trust 2014, an asset-backed securitization trust, as its main financing vehicle, changes in interest rates and conditions of the debt capital markets, generally); SMTA REIT’s dependence on its external manager, Spirit Realty, L.P., to conduct its business and achieve its investment objectives; SMTA REIT’s continued ability to source new investments; unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of SMTA REIT’s properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate); the financial performance of SMTA REIT’s tenants and the demand for traditional retail and restaurant space; potential fluctuations in the consumer price index; risks associated with SMTA REIT’s failure to maintain its status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in SMTA REIT’s most recent filings with the SEC, including its registration statement on Form 10, as amended. SMTA REIT expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts:

Spirit Realty Capital

(972) 476-1403

InvestorRelations@spiritrealty.com

Spirit MTA REIT

(972) 476-1409

smtainvestorrelations@spiritrealty.com